Supplement dated February 9, 2018 to the Flexible Premium Variable Annuity
VAROOM and VAROOM II Prospectuses, each dated May 1, 2017
Issued by National Integrity Life Insurance Company through its Separate Account I

This is a supplement to the VAROOM prospectuses identified above. This supplement describes changes to an ETF that is available for purchase through Subaccounts of your VAROOM variable annuity. Please retain this supplement for future reference.

Effective January 18, 2018, the Vanguard REIT Index Fund made changes to its name, investment objective, target index, and principal investment strategies that increase the Fund’s exposure to certain specialized REITs and real estate management and development companies.

Accordingly, each reference to the Vanguard REIT Index Fund in the VAROOM prospectuses is replaced with a reference to the Vanguard Real Estate Index Fund.

In Part 3 – Your Investment Options, in the section titled “The Fund Families and the Funds,” the description of the Vanguard REIT Index Fund, ETF Shares under the “International and Alternative Funds” sub-header has also changed. The following new information replaces the current information for the Fund:

Vanguard Real Estate Index Fund, ETF Shares
The Fund seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs and other real estate-related investments. The Fund employs an indexing investment approach designed to track the performance of the MSCI US Investable Market Real Estate 25/50 Transition Index, an interim index that will gradually increase exposure to other real estate-related investments while proportionately reducing exposure to other stocks based on their weightings in the MSCI US Investable Market Real Estate 25/50 Index. The MSCI US Investable Market Real Estate 25/50 Index is made up of stocks of large, mid-size, and small U.S. companies within the real estate sector, which is composed of equity REITs, including specialized REITs, and real estate management and development companies. The Fund attempts to replicate the index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the index.

For more information about the Fund, including the risks of investing, refer to the Fund’s prospectus. For a prospectus, contact our offices in writing at National Integrity Life Insurance Company, P.O. Box 5720, Cincinnati, Ohio 45201-5720 or call us at 1-800-433-1778.

NI-79-17074-1802